UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009

ICON Income Fund Eight A L.P.

 (Exact Name of Registrant as Specified in Charter)

Delaware	333-54011	13-4006824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 16, 2009, ICON Income Fund Eight A L.P. (the "Partnership") completed its liquidation and dissolution pursuant to a Plan of Liquidation and Dissolution (the “Plan”), which provided for the liquidation of the assets of, and the dissolution of, the Partnership.

In furtherance of the Plan, the Partnership entered into a Liquidating Trust Agreement (the “Liquidating Trust Agreement”) with ICON Capital Corp., the General Partner of the Partnership, as managing trustee (the “Trustee”) of the ICON Income Fund Eight A L.P. Liquidating Trust (the “Liquidating Trust”). As of March 16, 2009, each of the holders of general and limited partnership interests in the Partnership received a pro rata beneficial interest in the Liquidating Trust in exchange for such holder’s interest in the Partnership.

In accordance with the Plan and the Liquidating Trust Agreement, the Partnership has transferred all of its remaining cash and other assets and all of its remaining liabilities to the Liquidating Trust. Accordingly, a certificate of cancellation terminating the Partnership’s legal existence was filed with the Secretary of State of the State of Delaware on March 16, 2009.  In addition, the Partnership’s public reporting obligations with the U.S. Securities and Exchange Commission (“SEC”) (Forms 10-K, 10-Q and 8-K) ceased effective March 16, 2009.

The Liquidating Trust succeeded to the reporting obligations of the Partnership, and will continue to prepare and file with the SEC annual reports showing the assets and liabilities of the Liquidating Trust at the end of each calendar year and the receipts and disbursements of the Trustee with respect to the Liquidating Trust for the period and will describe the changes in the assets of the Liquidating Trust and the actions taken by the Trustee during the period.  The financial statements contained in the annual report will be prepared in accordance with generally accepted accounting principles; however, the financial statements will not be audited by a registered public accounting firm.  The Liquidating Trust will also file current reports under cover of Form 8-K to disclose any material events required by such form.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Plan of Liquidation and Dissolution
10.2 Liquidating Trust Agreement
99.1 Letter to limited partners dated March 16, 2009, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND EIGHT A L.P.
By: ICON CAPITAL CORP., its General Partner

Dated: March 16, 2009	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer